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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 21, 2005

                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

        New Jersey                      0-19777                22-3103129
(State or other jurisdiction       (Commission File          (IRS Employer
     of incorporation)                 Number)            Identification Number)

                                 25 Upton Drive
                         Wilmington, Massachusetts 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 - Other Events.

DUSA Pharmaceuticals, Inc. ("DUSA") issued a press release on the morning of November 21, 2005, attached to and made a part of this report as Exhibit 99, announcing that it has filed lawsuits against physicians in California, Florida, and Tennessee to prevent their continued use of versions of its Levulan(R) brand of aminolevulinic acid HCl (ALA) produced by compounding pharmacies, for use in DUSA's patented photodynamic therapy (PDT) treatment for actinic keratosis, basal cell carcinoma, acne and other dermatological conditions.

Additionally, some doctors are also being sued for misuse of DUSA's trademarks and for violations of the Latham Act for using the Levulan(R) brand name on their web sites and promotional materials, but performing patient treatments with ALA obtained from other sources.

Except for historical information, this report, including the attached exhibit, contains certain forward-looking statements that involve known and unknown risk and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to the company's expectations regarding its relationships. Furthermore, the factors that may cause differing results include the uncertainties of litigation, sufficient funding, maintenance of our patent portfolio and other risks identified in DUSA's SEC filings from time to time.

Item 9.01 - Financial Statement and Exhibits.

Item No.      Description
--------      -----------
  99          Press Release, dated November 21, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DUSA PHARMACEUTICALS, INC.


Dated: November 21, 2005                     By: /s/ D. Geoffrey Shulman
                                                 ------------------------------
                                                 D. Geoffrey Shulman, MD, FRCPC
                                                 Chairman of the Board and Chief
                                                 Executive Officer

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                                  Exhibit Index

Item No.     Description
--------     -----------
  99         Press Release, dated November 21, 2005